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                                                                     EXHIBIT 3.3


                  FORM OF CERTIFICATE REPRESENTING COMMON STOCK



                              (FACE OF CERTIFICATE)

                       PEOPLES EDUCATIONAL HOLDINGS, INC.

        Number                                                       Shares
       --------                                                     --------

              Incorporated under the laws of the State of Delaware

                                             See reverse for certain definitions
                                                      CUSIP: 711026 10 4

This certifies that ____________________________________________________________

is the owner of ________________________________________________________________

              Shares of fully paid and nonassessable Common Stock,
                          par value $0.02 per share, of

                 ----- PEOPLES EDUCATIONAL HOLDINGS, INC. -----

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the Corporation's duly authorized officers.

Dated:

        John C. Bergstrom                                   Brian T. Beckwith
           Secretary                                     Chief Executive Officer



                                                Countersigned and Registered:
                                                WELLS FARGO BANK MINNESOTA, N.A.
                                                Transfer Agent and Registrar

                                                By
                                                     Authorized signature




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                            (REVERSE OF CERTIFICATE)

         The corporation will furnish to any shareholder, upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the board of directors to determine the relative rights and preferences of subsequent classes or series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:


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
     TEN COM -  as tenants in common                     UNIF GIFT MIN ACT - _______ Custodian _______
                                                                             (Cust)            (Minor)
     TEN ENT -  as tenants by the entireties                                 under Uniform Transfers to Minors
                                                                              Act ________  ___________
     JT TEN -   as joint tenants with right of                                                (State)
                survivorship and not as tenants
                in common
                                                         UNIF TRF MIN ACT -  ______ Custodian (until age __)
                                                                             (Cust)
                                                                             ______ under Uniform Transfers
                                                                             to Minors Act _______________
                                                                                              (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received ____ hereby sell, assign and transfer unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE]
_______________________________________

________________________________________________________________________________
            [PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE]

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                                                ___________________________________________________________

                                                     ___________________________________________________________
                                    NOTICE:          The signature(s) to the assignment must correspond with the name(s) as written upon the face of this certificate in
                                                     every particular, without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED


By _________________________________

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